Exhibit 4.2

8.75% SERIES A CUMULATIVE REDEEMABLE

PERPETUAL PREFERRED STOCK

CUSIP No. Y3894J 112
Certificate Number	Shares

IMPERIAL PETROLEUM INC.

FORMED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS

THIS CERTIFIES THAT

is the owner of     __________________________________________________________

FULLY-PAID AND NON-ASSESSABLE SHARES OF 8.75% SERIES A CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF

Imperial Petroleum Inc. (hereinafter called the “Company”), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and Bylaws of the Corporation and the Statement of Designation related to the 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock and the amendments from time to time made thereto, to all of which each holder, by acceptance hereof, assents. The shares represented by this Certificate have limited voting rights.

Witness the signatures of the duly authorized officers of the Company.

Dated , 2021	[Affix Corporate Seal]

Harry N. Vafias, Chief Executive Officer, President and Director	Ifigeneia (Fenia) Sakellari, Secretary

COUNTERSIGNED AND REGISTERED

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

TRANSFER AGENT AND REGISTRAR

By
Authorized Signature

IMPERIAL PETROLEUM INC. WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF SHARES OF THE COMPANY AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES, WHICH ARE FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED SHARES CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right	Under Uniform Gifts to Minors Act
of survivorship and not as
		tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE	.

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and does hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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